SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                 June 12, 1995
                                 Date of Report
                       (Date of earliest event reported)



                             ARIS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



    New York                        1-4814                     22-1715275
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
 incorporation)


                   675 Third Avenue, New York, New York 10017
             (Address of registrant's principal executive offices)




                                 (212) 338-9858
              (Registrant's telephone number, including area code)

ITEM 5. Other Events

     On June 12, 1995, the Registrant and Heller Financial, Inc. ("Heller") entered an Amendment to the Senior Secured Note Agreement dated as of June 30, 1993 between the Registrant and Heller, which amendment adjusted certain financial covenants so that they would be more advantageous to Registrant and added a fixed charge coverage financial covenant.

ITEM 7. Financial Statements and Exhibits.

Exhibit No.

     10.88 Amendment dated June 12, 1995 to Senior Secured Note Agreement dated as of June 30, 1993 between Registrant and Heller Financial, Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ARIS INDUSTRIES, INC.


                                            By: /s/ PAUL SPECTOR
                                                ----------------
                                                Paul Spector
                                                Senior Vice President and
                                                Chief Financial Officer

Date: June 14, 1995